UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 15, 2007

THE STRIDE RITE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Massachusetts	1-4404	04-1399290
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

191 Spring Street, Lexington, MA 02420

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (617) 824-6000

Former name or address, if changed from last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On May 10, 2007, the Company received notice from the NYSE indicating that the Company was deficient in meeting the requirements of Section 303A.12(a) of the Listed Company Manual due to the fact that the Company omitted to state in its 2006 Form 10-K that the Company had submitted its annual CEO certification without qualification to the NYSE on May 4, 2006.

The Company does not believe that the above-referenced omission is material and was informed by the NYSE that the Company could cure the non-compliance by filing this Current Report on Form 8-K with the Securities and Exchange Commission. To the extent required, the Company will include this disclosure in future annual reports.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE STRIDE RITE CORPORATION

Date: May 15, 2007	By:	/s/ David M. Chamberlain
Name: David M. Chamberlain Title: Chairman and Chief Executive Officer